Goldman Sachs Trust

Goldman Sachs Municipal Fixed Income Funds

Class A, C and Institutional Shares of

Goldman Sachs California AMT-Free Municipal Fund
Goldman Sachs New York AMT-Free Municipal Fund

Supplement dated November 13, 2008 to the
Prospectuses dated July 29, 2008

On November 13, 2008, the Board of Trustees of the Goldman Sachs Trust (the “Trust”) approved a proposal to liquidate two series of the Trust, the California AMT-Free Municipal Fund and the New York AMT-Free Municipal Fund (each, a “Fund” and, collectively, the “Funds”). After careful consideration of a number of factors, the Board concluded that it is in the best interest of each Fund’s shareholders to liquidate the Fund. Each Fund will be liquidated pursuant to a Board-approved Plan of Liquidation on or about December 29, 2008 (the “Liquidation Date”). This date may be changed without notice at the discretion of the Trust’s officers.

Suspension of Sales. Shares of the Funds will no longer be available for purchase as of November 14, 2008.

Liquidation of Assets. After suspension of sales, the Funds may depart from their stated investment objectives and policies as they prepare to distribute their assets to investors. In connection with the liquidation, all shares of the Funds outstanding on the Liquidation Date will be automatically redeemed by the Funds. Each shareholder of record on the Liquidation Date will receive proceeds of such automatic redemptions equal to the shareholder’s proportionate interest in their Fund’s net assets plus accrued and unpaid earnings of such Fund at the time of liquidation.

Other Alternatives. At any time prior to the Liquidation Date, shareholders may redeem their shares of the Funds and receive the net asset value thereof in cash or in kind, as provided in the Funds’ registration statement. Shareholders may also exchange their shares for shares of the same class of another Goldman Sachs Fund at net asset value without imposition of an initial sales charge or a contingent deferred sales charge. Redemptions of shares by current shareholders between November 14, 2008 and the Liquidation Date will not be subject to any applicable redemption fee or contingent deferred sales charge.

This Supplement should be retained with your Prospectus
for future reference.

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